   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 3, 1997

                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                    FORM S-1

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                       BAYARD DRILLING TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE
  (State or other jurisdiction                 1381                          73-1508021
      of incorporation or          (Primary Standard Industrial           (I.R.S. Employer
          organization)            Classification Code Number)          Identification No.)

                     4005 NORTHWEST EXPRESSWAY, SUITE 550E
                         OKLAHOMA CITY, OKLAHOMA 73116
                                 (405) 840-9550
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)
                             ---------------------
                                 JAMES E. BROWN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       BAYARD DRILLING TECHNOLOGIES, INC.
                     4005 NORTHWEST EXPRESSWAY, SUITE 550E
                         OKLAHOMA CITY, OKLAHOMA 73116
                                 (405) 840-9550
                    (Name, address, including zip code, and
          telephone number, including area code, of agent for service)
                             ---------------------
                                   Copies to:

                 DAVID G. MONK                               WILLIAM N. FINNEGAN, IV
             BAKER & BOTTS, L.L.P.                            ANDREWS & KURTH L.L.P.
                2001 ROSS AVENUE                          600 TRAVIS STREET, SUITE 4200
              DALLAS, TEXAS 75201                              HOUSTON, TEXAS 77002
                 (214) 953-6500                                   (713) 220-4200

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-34451
                                                             ------------------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
                            ------------------

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
                            ------------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

                            ---------------------
                  CALCULATION OF ADDITIONAL REGISTRATION FEE
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
====================================================================================================================================
                                                                                       PROPOSED MAXIMUM
                              TITLE OF EACH CLASS OF                                      AGGREGATE                 AMOUNT OF
                           SECURITIES TO BE REGISTERED                                 OFFERING PRICE(1)        REGISTRATION FEE(2)
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per share . . . . . . . . . . . . . . . . . . . . . .      $253,920,000                $ 76,946
====================================================================================================================================
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(1)  Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).
(2)  The Company has previously paid a filing fee of $70,534.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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

                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Reg. No. 333-34451) filed by Bayard Drilling Technologies, Inc. (the "Company") with the Securities and Exchange Commission on August 27, 1997, as amended by the Pre-Effective Amendment No. 1 thereto filed on September 23, 1997, the Pre-Effective Amendment No. 2 thereto filed on October 17, 1997 and the Pre-Effective Amendment No. 3 thereto filed on October 30, 1997, which was declared effective November 3, 1997, are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on November 3, 1997.

                                          BAYARD DRILLING TECHNOLOGIES, INC.

                                          By:      /s/ JAMES E. BROWN
                                            ------------------------------------
                                                       James E. Brown
                                              Chairman of the Board, President
                                                and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                     SIGNATURE                                   TITLE                      DATE

                /s/ JAMES E. BROWN                   Chairman of the Board,            November 3, 1997
---------------------------------------------------  President and Chief Executive
                  James E. Brown                     Officer
                                                     (Principal Executive Officer)

                /s/ DAVID E. GROSE                   Vice President and Chief          November 3, 1997
---------------------------------------------------  Financial Officer
                  David E. Grose                     (Principal Financial and
                                                     Accounting Officer)

                         *                           Director                          November 3, 1997
---------------------------------------------------
               Carl B. Anderson, III

                         *                           Director                          November 3, 1997
---------------------------------------------------
                 Sidney L. Tassin

                         *                           Director                          November 3, 1997
---------------------------------------------------
                    Lew O. Ward

                         *                           Director                          November 3, 1997
---------------------------------------------------
              Merrill A. Miller, Jr.

*By:          /s/ JAMES E. BROWN
     ----------------------------------------------
                  James E. Brown
                 Attorney-in-Fact for such persons
pursuant to the powers of attorney, dated August 27,
1997 or October 17, 1997, included in Signature Pages
of the Registration Statement on Form S-1 (333-34451),
or amendment thereto, filed on such dates.

                               INDEX TO EXHIBITS

EXHIBIT NO.

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
1.1 --   Form of Underwriting Agreement.*

5.1 --   Opinion of Baker & Botts, L.L.P. regarding legality of securities being registered.

23.1 --  Consent of Coopers & Lybrand L.L.P. regarding financial statements of Ward Drilling Company.

23.2 --  Consent of Coopers & Lybrand L.L.P. regarding financial statements of Trend Drilling Company.

23.3 --  Consent of Grant Thornton LLP.

23.4 --  Consent of Ernst & Young LLP.

23.5 --  Consent of Baker & Botts, L.L.P. (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

23.6 --  Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Company as of June 30, 1997 and the six months then ended.

24.1 --  Powers of Attorney.*

_____________
* Incorporated by reference to the Company's Registration Statement on Form S-1, as amended (Reg. No. 333-34451).